UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21311

PIMCO High Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna — 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2014

Date of reporting period:	December 31, 2013

Item 1. Schedule of Investments

Schedule of Investments

PIMCO High Income Fund

December 31, 2013 (unaudited)

Principal Amount (000s)		Value*
MUNICIPAL BONDS - 33.2%
California - 11.7%
$2,000	Anaheim Redev. Agcy., Tax Allocation, GO, 6.506%, 2/1/31, Ser. D (AGM)	$2,072,120
1,100	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 6.487%, 11/1/41, Ser. D	1,156,485
35,500	Contra Costa Community College Dist., GO, 6.504%, 8/1/34	36,610,085
	Golden State Tobacco Securitization Corp. Rev.,
200	5.00%, 6/1/35, Ser. A (FGIC)	195,366
4,200	5.75%, 6/1/47, Ser. A-1	3,115,728
22,200	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	23,304,450
3,425	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	3,546,724
6,665	Los Angeles Department of Water & Power Rev., 7.003%, 7/1/41	7,358,760
15,100	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	16,518,947
1,500	Sacramento Cnty. Rev., 7.25%, 8/1/25	1,513,155
	San Diego Redev. Agcy., Tax Allocation, Ser. A,
7,500	7.625%, 9/1/30	7,765,275
6,500	7.75%, 9/1/40	6,723,730
320	San Diego Tobacco Settlement Funding Corp. Rev., 7.125%, 6/1/32	294,378
1,800	Southern California Public Power Auth. Rev., 5.943%, 7/1/40	1,921,320
	State, GO,
6,000	7.70%, 11/1/30	6,956,820
30,000	7.95%, 3/1/36	34,710,600
	State Public Works Board Rev.,
32,055	7.804%, 3/1/35, Ser. B-2	36,633,736
7,070	8.00%, 3/1/35, Ser. A-2	7,902,917
3,300	State Univ. Rev., 6.484%, 11/1/41	3,715,074
4,130	Univ. of California Rev., 4.858%, 5/15/12, Ser. AD	3,578,521
		205,594,191
Colorado - 0.1%
1,000	Upper Eagle Regional Water Auth. Rev., 6.518%, 12/1/39	1,043,810

Connecticut - 0.2%
3,400	Stratford, GO, 6.00%, 8/15/38	3,469,428

District of Columbia - 0.5%
7,500	Howard Univ. Rev., 7.625%, 10/1/35, Ser. B	7,972,950

Florida - 1.9%
15,000	Broward Cnty. Half-Cent Sales Tax Rev., 6.206%, 10/1/30	16,041,150
16,500	Palm Bay Rev., 6.315%, 10/1/40	16,578,045
		32,619,195
Georgia - 3.4%
	Municipal Electric Auth. of Georgia Rev.,
5,800	6.637%, 4/1/57	6,102,412
49,900	6.655%, 4/1/57	52,190,410
1,665	7.055%, 4/1/57	1,665,882
		59,958,704
Illinois - 2.6%
	Chicago, GO,
11,000	6.257%, 1/1/40	9,977,550
34,805	7.517%, 1/1/40	36,218,431
		46,195,981
Louisiana - 0.5%
10,000	Administrators of the Tulane Educational Fund Rev., 5.00%, 10/1/47, Ser. C	8,562,900

Nebraska - 1.1%
18,500	Public Power Generation Agcy. Rev., 7.242%, 1/1/41	19,558,570

Nevada - 1.4%
20,000	Las Vegas Valley Water Dist., GO, 7.263%, 6/1/34	21,573,000
3,900	North Las Vegas, GO, 6.572%, 6/1/40	3,233,568
		24,806,568
New Jersey - 0.0%
700	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	494,550

New York - 2.2%
36,900	New York City Transitional Finance Auth. Rev., 5.932%, 11/1/36	39,102,561

Schedule of Investments

PIMCO High Income Fund

December 31, 2013 (unaudited)

Principal Amount (000s)		Value*
Ohio - 2.8%
	American Municipal Power, Inc. Rev.,
$3,500	5.939%, 2/15/47	$3,563,245
17,100	Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	22,573,710
20,000	Princeton City School Dist., GO, 6.39%, 12/1/47	19,785,400
4,600	State Univ. Rev., 4.80%, 6/1/11, Ser. A	3,984,888
		49,907,243
Pennsylvania - 2.6%
8,800	Economic Dev. Financing Auth. Rev., 6.532%, 6/15/39, Ser. B	9,319,816
5,115	Northampton Cnty. General Purpose Auth. Rev., 5.902%, 11/1/53, Ser. B	4,980,987
	School Dist. of Philadelphia, GO,
7,000	6.615%, 6/1/30	6,818,980
25,000	6.765%, 6/1/40	24,229,000
		45,348,783
Texas - 1.4%
14,500	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	16,411,825
7,535	El Paso Downtown Dev. Corp. Rev., 7.25%, 8/15/43 (b)	7,520,533
		23,932,358
Washington - 0.5%
8,000	Spokane Cnty. Wastewater System Rev., 6.474%, 12/1/29	8,738,560

Wisconsin - 0.3%
5,690	Green Bay Redev. Auth. Rev., 6.15%, 6/1/43 (b)	5,625,077
Total Municipal Bonds (cost-$583,603,779)		582,931,429

U.S. GOVERNMENT AGENCY SECURITIES (b)- 25.4%
	Fannie Mae,
98,177	2.50%, 10/25/22 - 9/25/27, CMO, IO	9,819,151
55,480	3.00%, 6/25/28 - 1/25/42, CMO, IO	8,077,965
55,721	3.50%, 9/25/27 - 2/25/43, CMO, IO	9,783,552
8,648	4.00%, 5/25/20 - 11/25/42, CMO, IO	1,371,646
30,833	4.50%, 1/25/43, CMO, IO (h)	8,083,227
8,228	4.50%, 2/25/43, CMO, IO	1,862,330
11,120	5.885%, 11/25/36, CMO, IO (j)	1,425,977
70,068	5.885%, 10/25/42, CMO, IO (h)(j)	15,907,973
3,029	5.985%, 9/25/42, CMO, IO (j)	649,608
18,630	6.035%, 6/25/42 - 10/25/42, CMO, IO (j)	3,885,180
54,091	6.035%, 9/25/42, CMO, IO (h)(j)	10,218,600
12,029	6.085%, 8/25/41, CMO, IO (j)	2,224,799
21,191	6.385%, 5/25/42, CMO, IO (j)	4,509,645
99,105	6.435%, 4/25/41 - 10/25/43, CMO, IO (j)	22,524,591
29,217	6.465%, 10/25/39, CMO, IO (h)(j)	5,493,962
7,353	6.485%, 3/25/42, CMO, IO (j)	1,503,707
142,149	6.505%, 10/25/17, IO (h)(j)	18,562,666
322,475	6.505%, 1/25/18, IO (e)(h)(j)	39,862,677
16,412	6.515%, 1/25/37, CMO, IO (j)	2,784,580
5,573	6.535%, 1/25/35, CMO, IO (j)	864,318
28,105	11.561%, 8/25/43, CMO (h)(j)	28,198,764
5,578	15.342%, 5/25/43, CMO (h)(j)	5,940,749
	Freddie Mac,
417,595	0.291%, 11/25/17, IO (j)	4,206,224
414,864	0.317%, 7/25/23, IO (j)	10,427,606
14,395	2.083%, 5/25/18, IO (j)	1,142,406
77,991	2.50%, 10/15/27 - 7/15/42, CMO, IO	8,877,099
54,878	2.50%, 1/15/28, CMO, IO (h)	6,235,314
98,752	3.00%, 12/15/42, CMO, IO (h)	20,035,049
20,149	3.50%, 12/15/26 - 9/15/32, CMO, IO	2,906,949
27,508	3.50%, 1/15/43, CMO, IO (h)	6,597,826
7,835	4.00%, 8/15/20 - 8/15/42, CMO, IO	1,487,064
2,107	4.50%, 10/15/37, CMO, IO	340,095
3,842	5.00%, 6/15/33, CMO, IO (j)	721,205
98,628	5.783%, 8/15/43, CMO, IO (h)(j)	22,498,378
98,628	5.803%, 8/15/43, CMO, IO (h)(j)	22,709,755
2,318	5.833%, 8/15/42, CMO, IO (j)	478,026
2,561	5.933%, 7/15/35, CMO, IO (j)	382,689
52,112	5.983%, 10/15/42, CMO, IO (h)(j)	10,595,020
11,308	6.033%, 9/15/41 - 2/15/42, CMO, IO (j)	2,115,806
47,773	6.373%, 2/15/42, CMO, IO (h)(j)	9,927,391
16,175	6.453%, 11/15/36, CMO, IO (j)	2,550,978
47,144	6.483%, 2/15/41 - 5/15/41, CMO, IO (j)	9,207,092
6,838	6.533%, 7/15/42, CMO, IO (j)	1,647,430
23,179	11.427%, 12/15/40 - 8/15/43, CMO (h)(j)	23,052,561
114	12.667%, 5/15/33, CMO (j)	125,747

Schedule of Investments

PIMCO High Income Fund

December 31, 2013 (unaudited)

Principal Amount (000s)		Value*
	Ginnie Mae, CMO, IO,
$44,192	3.50%, 1/20/42 - 3/20/43	$7,389,584
54,442	4.00%, 3/20/42 - 3/20/43	9,328,167
14,606	4.50%, 1/20/36 - 7/20/42	2,384,599
87,555	4.50%, 3/20/40 (h)	19,262,846
880	5.00%, 9/20/42	181,532
7,791	5.963%, 10/20/41 (j)	1,085,105
136,186	5.983%, 10/20/41 (h)(j)	21,995,503
9,354	6.033%, 10/16/42 (j)	1,681,128
31,764	6.083%, 2/20/42 (h)(j)	5,929,134
7,717	6.483%, 1/20/41 (j)	1,609,351
13,563	6.533%, 5/16/42 (j)	2,689,654
4,766	6.583%, 1/20/42 (j)	1,038,523
4,305	7.213%, 11/20/36 (j)	739,022
Total U.S. Government Agency Securities (cost-$446,483,002)		447,137,525

CORPORATE BONDS & NOTES - 22.3%
Airlines - 0.3%
4,789	American Airlines Pass-Through Trust, 10.18%, 1/2/13 (d)(e)	5,263,494

Auto Manufacturers - 0.6%
9,100	Ford Motor Co., 7.70%, 5/15/97 (h)	9,792,264

Banking - 4.7%
6,000	Citigroup, Inc., 6.125%, 8/25/36 (h)	6,398,268
	LBG Capital No. 1 PLC,
€1,885	7.375%, 3/12/20 (h)	2,767,627
£900	7.588%, 5/12/20	1,587,973
3,400	7.869%, 8/25/20	6,015,901
$2,000	8.50%, 12/17/21 (a)(c)(f)	2,141,642
	LBG Capital No. 2 PLC,
£284	9.00%, 12/15/19	508,049
5,500	9.125%, 7/15/20	9,899,914
850	11.25%, 9/14/23	1,629,952
$38,500	Lloyds Bank PLC, 12.00%, 12/16/24 (a)(c)(f)(h)	52,310,220
		83,259,546
Chemicals - 0.2%
€2,000	Perstorp Holding AB, 9.00%, 5/15/17 (h)	2,985,433

Commercial Services - 2.7%
$58,970	Hamilton College, 4.75%, 7/1/13 (h)	47,564,789

Diversified Financial Services - 2.8%
27,410	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(c)(h)	23,161,450
8,543	GSPA Monetization Trust, 6.422%, 10/9/29 (a)(b)(c)(i) (acquisition cost - $8,441,742; purchased 9/23/13)	8,389,627
18,000	International Lease Finance Corp., 6.98%, 10/15/18 (e)(j)	18,011,490
		49,562,567
Electric Utilities - 0.3%
4,093	Bruce Mansfield Unit, 6.85%, 6/1/34	4,320,323
337	GenOn REMA LLC, 9.237%, 7/2/17	347,049
		4,667,372
Healthcare-Services - 1.6%
30,000	City of Hope, 5.623%, 11/15/43 (h)	28,945,950

Insurance - 1.7%
5,018	American International Group, Inc., 6.25%, 3/15/87 (converts to FRN on 3/15/37)	5,043,090
25,000	Doctors Co., 6.50%, 10/15/23 (a)(b)(c)(h)(i) (acquisition cost - $25,000,000; purchased 10/8/13)	24,910,525
		29,953,615
Media - 2.7%
	Time Warner Cable, Inc. (h),
1,100	5.50%, 9/1/41	911,658
3,800	5.85%, 5/1/17	4,146,343
10,400	5.875%, 11/15/40	8,998,236
5,100	6.75%, 7/1/18	5,722,343
1,600	6.75%, 6/15/39	1,506,997
3,800	7.30%, 7/1/38	3,789,949
2,700	8.75%, 2/14/19	3,222,504
	Time Warner Entertainment Co. L.P. (h),
2,500	8.375%, 3/15/23	2,876,297
14,800	8.375%, 7/15/33	16,126,835
		47,301,162

Schedule of Investments

PIMCO High Income Fund

December 31, 2013 (unaudited)

Principal Amount (000s)		Value*
Oil & Gas - 0.4%
$5,700	Anadarko Petroleum Corp., 7.00%, 11/15/27 (h)	$5,836,042
1,000	Cie Generale de Geophysique - Veritas, 7.75%, 5/15/17	1,032,500
		6,868,542
Real Estate - 0.4%
5,011	Midwest Family Housing LLC, 6.631%, 1/1/51 (CIFG) (a)(b)(c)(e)(i) (acquisition cost - $4,028,528; purchased 9/25/12)	3,580,696
4,762	Tri-Command Military Housing LLC, 5.383%, 2/15/48 (NPFGC) (a)(c)	3,704,790
		7,285,486
Telecommunications - 2.1%
1,122	CenturyLink, Inc., 7.20%, 12/1/25	1,096,755
15,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30 (h)	15,584,711
19,625	Northwestern Bell Telephone, 7.75%, 5/1/30 (h)	20,354,127
		37,035,593
Transportation - 1.8%
£17,500	Russian Railways via RZD Capital PLC, 7.487%, 3/25/31 (h)	31,732,140
	Total Corporate Bonds & Notes (cost-$356,181,254)	392,217,953

MORTGAGE-BACKED SECURITIES - 12.7%
$1,592	American Home Mortgage Assets Trust, 6.25%, 6/25/37, CMO	1,010,909
	Banc of America Alternative Loan Trust, CMO,
16,914	5.434%, 6/25/46, IO (b)(j)	2,430,099
7,279	6.00%, 3/25/36	5,316,838
133	6.00%, 6/25/46 (j)	110,746
1,179	Banc of America Funding Corp., 6.00%, 7/25/37, CMO	878,376
52	Banc of America Mortgage Trust, 2.932%, 2/25/36, CMO (j)	43,997
	BCAP LLC Trust, CMO (a)(c),
4,700	5.222%, 3/26/37 (j)	1,404,421
9,341	13.50%, 10/26/36	7,451,885
9,243	14.369%, 9/26/36	7,647,214
3,752	14.963%, 6/26/36 (j)	975,484
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (j),
692	2.861%, 5/25/47	581,760
380	5.256%, 11/25/34	369,518
	Chase Mortgage Finance Trust, CMO,
47	2.536%, 12/25/35 (j)	42,472
17	5.50%, 5/25/36	16,684
263	5.64%, 9/25/36 (j)	238,054
8,663	CHL Mortgage Pass-Through Trust, 5.185%, 12/25/36, CMO, IO (b)(j)	1,265,501
	Citigroup Mortgage Loan Trust, Inc., CMO,
183	2.591%, 7/25/46 (j)	145,888
318	2.754%, 7/25/37 (j)	266,995
1,682	5.762%, 8/25/37 (j)	1,345,972
5,119	6.50%, 9/25/36 (a)(c)	3,627,456
	CitiMortgage Alternative Loan Trust, CMO,
1,016	6.00%, 12/25/36	865,439
295	6.00%, 6/25/37	245,596
	Countrywide Alternative Loan Trust, CMO,
975	0.415%, 12/25/35 (j)	1,100,437
591	2.82%, 2/25/37 (j)	510,890
1,938	3.948%, 7/25/46 (j)	1,813,221
11,815	4.835%, 4/25/35, IO (b)(j)	1,197,280
1,131	5.198%, 7/25/21 (j)	1,082,302
555	5.50%, 3/25/36	431,735
4,780	6.00%, 3/25/36	3,835,111
9,076	6.00%, 5/25/36	7,317,548
429	6.00%, 11/25/36	341,072
10,513	6.00%, 2/25/37	7,830,560
8,115	6.00%, 3/25/37	6,521,033
5,794	6.00%, 5/25/37	4,506,797
3,503	6.00%, 2/25/47	2,744,384
5,934	6.25%, 12/25/36 (j)	4,803,240
504	6.25%, 8/25/37	404,777
1,651	6.50%, 6/25/36	1,230,076
9,479	6.50%, 9/25/37	7,388,242
12,857	6.50%, 11/25/37	10,643,027
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
980	2.604%, 9/20/36 (j)	698,369
113	2.726%, 9/25/47 (j)	94,326
2,668	5.75%, 6/25/37	2,408,869
633	6.00%, 4/25/37	570,679
9,606	6.00%, 5/25/37	8,039,221
2,624	6.25%, 9/25/36	2,280,794

Schedule of Investments

PIMCO High Income Fund

December 31, 2013 (unaudited)

Principal Amount (000s)		Value*
$3,924	Credit Suisse First Boston Mortgage Securities Corp., 6.00%, 1/25/36, CMO	$3,025,104
2,130	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, 6.50%, 10/25/21, CMO	1,797,258
2,627	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36, CMO	2,102,659
3,701	First Horizon Alternative Mortgage Securities Trust, 6.00%, 5/25/36, CMO	3,199,996
	Harborview Mortgage Loan Trust, CMO (j),
879	2.665%, 8/19/36	662,056
70	5.027%, 8/19/36	58,708
4,000	IndyMac Index Mortgage Loan Trust, 4.596%, 5/25/37, CMO (j)	2,820,885
13,989	JPMorgan Alternative Loan Trust, 4.131%, 3/25/37, CMO (j)	10,576,152
	JPMorgan Mortgage Trust, CMO,
596	2.575%, 1/25/37 (j)	509,856
667	5.75%, 1/25/36	613,227
26,311	6.455%, 1/25/37, IO (b)(j)	5,475,862
228	Merrill Lynch Mortgage-Backed Securities Trust, 4.627%, 4/25/37, CMO (j)	187,560
286,916	Morgan Stanley Bank of America Merrill Lynch Trust, 1.047%, 10/15/46, IO (b)(j)	16,406,274
9,800	RBSSP Resecuritization Trust, 8.904%, 6/26/37, CMO (a)(c)(j)	5,790,761
	Residential Accredit Loans, Inc., CMO,
7,512	6.00%, 4/25/36	5,860,672
3,199	6.00%, 6/25/36	2,487,734
7,773	6.00%, 12/25/36	6,016,106
2,822	6.50%, 7/25/37	2,142,051
	Residential Asset Securitization Trust, CMO,
1,617	6.00%, 9/25/36	1,030,221
1,032	6.25%, 10/25/36	796,348
7,259	6.25%, 9/25/37	5,198,647
1,173	6.50%, 8/25/36	772,741
4,069	Residential Funding Mortgage Securities I, 6.25%, 8/25/36, CMO	3,649,496
121	Sequoia Mortgage Trust, 2.414%, 1/20/47, CMO (j)	103,775
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
344	5.089%, 1/25/36	269,750
1,322	8.263%, 4/25/47	1,013,288
	WaMu Mortgage Pass-Through Certificates, CMO (j),
217	2.016%, 1/25/37	178,711
1,740	2.065%, 11/25/36	1,476,080
142	2.086%, 12/25/36	120,760
190	2.127%, 4/25/37	150,147
394	2.409%, 2/25/37	319,831
346	4.465%, 5/25/37	284,253
424	4.558%, 2/25/37	351,454
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
465	0.905%, 4/25/47 (j)	48,443
9,384	6.00%, 7/25/36	6,932,956
8,790	6.00%, 6/25/37	7,292,444
6,169	6.50%, 3/25/36	3,983,708
20,183	6.515%, 4/25/37, IO (b)(j)	4,375,507
185	Wells Fargo Mortgage-Backed Securities Trust, 2.739%, 9/25/36, CMO (j)	169,822
	Total Mortgage-Backed Securities (cost-$216,632,408)	222,326,597

ASSET-BACKED SECURITIES - 2.1%
13,700	Countrywide Asset-Backed Certificates, 5.43%, 7/25/36	9,537,693
3,238	GSAA Home Equity Trust, 5.772%, 11/25/36 (j)	1,998,422
	GSAA Trust,
5,021	5.80%, 3/25/37	2,918,937
3,576	5.917%, 3/25/37 (j)	1,890,696
13,619	IndyMac Residential Asset-Backed Trust, 0.325%, 7/25/37 (j)	8,467,410
4,247	JPMorgan Mortgage Acquisition Trust, 5.052%, 1/25/37	3,592,647
	Morgan Stanley Mortgage Loan Trust (j),
1,044	5.75%, 11/25/36	531,205
2,177	6.25%, 7/25/47	1,622,817
9,084	Renaissance Home Equity Loan Trust, 6.998%, 9/25/37	5,487,706
387	Washington Mutual Asset-Backed Certificates, 0.315%, 5/25/36 (j)	242,849
	Total Asset-Backed Securities (cost-$33,819,220)	36,290,382

Shares
PREFERRED STOCK - 2.0%
Diversified Financial Services - 2.0%
30,700	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (f) (cost-$35,249,250)	35,861,437

CONVERTIBLE PREFERRED STOCK - 0.0%
Airlines - 0.0%
1	American Airlines Group, Inc., 6.25%, Ser. A (f) (cost-$10)	26

Schedule of Investments

PIMCO High Income Fund

December 31, 2013 (unaudited)

Principal Amount (000s)		Value*
SHORT-TERM INVESTMENTS - 2.3%
Repurchase Agreements - 2.2%
$6,700	Banc of America Securities LLC, dated 12/31/13, 0.01%, due 1/2/14, proceeds $6,700,004; collateralized by U.S. Treasury Notes, 0.375%, due 1/15/16, valued at $6,846,711 including accrued interest	$6,700,000
28,500	RBC Capital Markets LLC, dated 12/31/13, 0.005%, due 1/2/14, proceeds $28,500,008; collateralized by U.S. Treasury Notes, 0.75%, due 3/31/18, valued at $29,076,836 including accrued interest	28,500,000
2,856	State Street Bank and Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $2,856,000; collateralized by Freddie Mac, 2.08%, due 10/17/22, valued at $2,914,899 including accrued interest	2,856,000
Total Repurchase Agreements (cost-$38,056,000)		38,056,000

U.S. Treasury Obligations (g)(h)(k)- 0.1%
2,251	U.S. Treasury Bills, 0.044%-0.122%, 1/2/14-11/13/14 (cost-$2,249,533)	2,249,877
Total Short-Term Investments (cost-$40,305,533)		40,305,877

Total Investments (cost-$1,712,274,456) (l)-100.0%		$1,757,071,226

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $145,096,171, representing 8.3% of total investments.

(b)	Illiquid.

(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.

(e)	Fair-Valued—Securities with an aggregate value of $66,718,357, representing 3.8% of total investments.

(f)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(i)	Restricted. The aggregate acquisition cost of such securities is $37,470,270. The aggregate value is $36,880,848, representing 2.1% of total investments.

(j)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on December 31, 2013.

(k)	Rates reflect the effective yields at purchase date.

(l)

At December 31, 2013, the cost basis of portfolio securities of $1,712,274,456 was substantially the same for both federal income tax and book purposes. Gross unrealized appreciation was $70,114,433; gross unrealized depreciation was $25,317,663; and net unrealized appreciation was $44,796,770.

(m)	Interest rate swap agreements outstanding at December 31, 2013:

OTC swap agreements:

	Notional		Rate Type			Upfront	Unrealized
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Premiums Paid (Received)	Appreciation (Depreciation)
Bank of America	$50,600	4/30/19	3-Month USD-LIBOR	1.90%	$(163,701)	$68,665	$(232,366)
Deutsche Bank	50,600	4/30/19	3-Month USD-LIBOR	1.90%	(163,701)	63,605	(227,306)
JPMorgan Chase	108,000	4/30/19	3-Month USD-LIBOR	1.90%	(349,401)	145,992	(495,393)
Morgan Stanley	600,000	4/30/19	3-Month USD-LIBOR	1.90%	(1,941,118)	(3,796,288)	1,855,170
					$(2,617,921)	$(3,518,026)	$900,105

Centrally cleared swap agreements:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Appreciation (Depreciation)
Barclays Bank (CME)	$100,000	6/19/20	3-Month USD-LIBOR	2.00%	$(1,923,586)	$(1,838,233)
Barclays Bank (CME)	69,000	3/19/24	3.00%	3-Month USD-LIBOR	1,196,699	1,676,249
Goldman Sachs (CME)	100,000	6/19/20	3-Month USD-LIBOR	2.00%	(1,923,585)	(1,510,067)
Goldman Sachs (CME)	69,000	3/19/24	3.00%	3-Month USD-LIBOR	1,196,699	1,446,699
Goldman Sachs (CME)	700,000	6/18/43	3.75%	3-Month USD-LIBOR	34,448,414	43,558,414
Goldman Sachs (CME)	700,000	6/19/44	3-Month USD-LIBOR	3.50%	(56,493,875)	(45,832,084)
Morgan Stanley (CME)	297,000	6/18/44	3.75%	3-Month USD-LIBOR	15,118,678	11,780,288
					$(8,380,556)	$9,281,266

(n)	Forward foreign currency contracts outstanding at December 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value December 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
45,899,104 Brazilian Real settling 1/3/14	Credit Suisse First Boston	$19,519,908	$19,454,955	$(64,953)
44,357,684 Brazilian Real settling 1/3/14	Deutsche Bank	18,935,236	18,801,604	(133,632)
44,925,547 Brazilian Real settling 1/3/14	Morgan Stanley	19,180,593	19,042,300	(138,293)
8,900,924 Brazilian Real settling 1/3/14	UBS	3,792,792	3,772,777	(20,015)
13,524,000 British Pound settling 1/2/14	Barclays Bank	22,017,072	22,395,067	377,995
1,955,000 Euro settling 2/4/14	Barclays Bank	2,693,663	2,689,452	(4,211)
614,000 Euro settling 1/2/14	Citigroup	845,293	844,679	(614)
Sold:
45,899,104 Brazilian Real settling 1/3/14	Credit Suisse First Boston	19,593,231	19,454,955	138,276
44,357,684 Brazilian Real settling 1/3/14	Deutsche Bank	19,591,751	18,801,604	790,147
44,925,547 Brazilian Real settling 1/3/14	Morgan Stanley	19,878,560	19,042,300	836,260
1,801,672 Brazilian Real settling 2/4/14	Morgan Stanley	765,237	757,528	7,709
8,900,924 Brazilian Real settling 1/3/14	UBS	3,799,592	3,772,777	26,815
13,524,000 British Pound settling 2/4/14	Barclays Bank	22,012,041	22,390,304	(378,263)
13,524,000 British Pound settling 1/2/14	Credit Suisse First Boston	21,901,334	22,395,067	(493,733)
614,000 Euro settling 1/2/14	Bank of America	831,055	844,679	(13,624)
614,000 Euro settling 2/4/14	Citigroup	845,275	844,667	608
1,949,000 Euro settling 2/4/14	HSBC Bank	2,676,210	2,681,198	(4,988)
				$925,484

(o)

At December 31, 2013, the Fund held $5,410,000 in cash collateral and pledged cash collateral of $22,400,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(p)	Open reverse repurchase agreements at December 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.40%	12/3/13	1/9/14	$15,660,218	$15,655,000
	0.50	12/4/13	1/7/14	23,435,435	23,426,000
	0.55	12/3/13	1/9/14	31,554,456	31,540,000
	0.55	12/31/13	1/7/14	1,272,000	1,272,000
	0.58	12/12/13	1/1/14	14,217,447	14,212,755
	0.67	12/11/13	1/9/14	94,502,678	94,464,000
	0.67	12/11/13	1/13/14	4,860,989	4,859,000
	0.67	12/13/13	1/13/14	15,029,592	15,024,000
	0.67	12/19/13	1/10/14	48,844,723	48,832,000
	0.67	12/19/13	1/13/14	12,085,148	12,082,000
	0.67	12/19/13	1/22/14	35,088,140	35,079,000
Credit Suisse First Boston	(0.75)	12/17/13	1/1/14	2,689,067	2,689,960
	0.49	11/4/13	1/1/14	2,283,821	2,282,010
Deutsche Bank	0.55	12/2/13	1/7/14	22,826,806	22,816,000
	0.55	12/20/13	1/15/14	10,886,162	10,884,000
	0.58	12/2/13	1/7/14	12,707,343	12,701,000
	0.58	12/20/13	1/15/14	10,087,112	10,085,000
	0.59	12/4/13	1/28/14	14,002,652	13,996,000
Morgan Stanley	0.50	12/2/13	1/6/14	33,853,570	33,839,000
	0.50	12/23/13	1/21/14	14,624,031	14,622,000
Royal Bank of Canada	0.40	12/3/13	1/6/14	27,476,156	27,467,000
	0.40	12/16/13	1/17/14	16,404,098	16,401,000
	0.40	12/17/13	1/17/14	13,732,441	13,730,000
	0.40	12/19/13	1/17/14	11,317,760	11,316,000
	0.40	12/31/13	1/17/14	3,964,000	3,964,000
	0.45	12/31/13	4/4/14	27,930,000	27,930,000
Royal Bank of Scotland	0.85	11/1/13	1/1/14	15,111,214	15,089,843
					$536,258,568

(q)

The weighted average daily balance of reverse repurchase agreements during the nine months ended December 31, 2013 was $326,066,626, at a weighted average interest rate of 0.57%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at December 31, 2013 was $598,072,877.

At December 31, 2013, the Fund held $140,720,040 in principal value in Corporate Bonds & Notes as collateral and pledged cash collateral of $980,000 for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended December 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at December 31, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/13
Investments in Securities - Assets
Municipal Bonds	$—	$582,931,429	$—	$582,931,429
U.S. Government Agency Securities	—	407,274,848	39,862,677	447,137,525
Corporate Bonds & Notes:
Airlines	—	—	5,263,494	5,263,494
Diversified Financial Services	—	23,161,450	26,401,117	49,562,567
Electric Utilities	—	4,320,323	347,049	4,667,372
Real Estate	—	3,704,790	3,580,696	7,285,486
All Other	—	325,439,034	—	325,439,034
Mortgage-Backed Securities	—	221,351,113	975,484	222,326,597
Asset-Backed Securities	—	36,290,382	—	36,290,382
Preferred Stock	—	35,861,437	—	35,861,437
Convertible Preferred Stock	26	—	—	26
Short-Term Investments	—	40,305,877	—	40,305,877
	26	1,680,640,683	76,430,517	1,757,071,226
Other Financial Instruments* - Assets
Foreign Exchange Contracts	—	2,177,810	—	2,177,810
Interest Rate Contracts	—	60,316,820	—	60,316,820
	—	62,494,630	—	62,494,630
Other Financial Instruments* - Liabilities
Foreign Exchange Contracts	—	(1,252,326)	—	(1,252,326)
Interest Rate Contracts	—	(50,135,449)	—	(50,135,449)
	—	(51,387,775)	—	(51,387,775)
Totals	$26	$1,691,747,538	$76,430,517	$1,768,178,081

At December 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended December 31, 2013, was as follows:

	Beginning Balance 3/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/13
Investments in Securities - Assets
U.S. Government Agency Securities	$—	$46,647,573	$(4,825,703)	$—	$—		$(1,959,193)	$—	$—	$39,862,677
Corporate Bonds & Notes:
Airlines	20,766,204	2,125,849	(17,110,342)	(45,101)	471,032		(944,148)	—	—	5,263,494
Diversified Financial Services	18,558,995	8,479,202	(37,912)	47,170	449		(646,787)	—	—	26,401,117
Electric Utilities	1,062,894	75,250	(9,822,118)	(1,607)	(2,289)		9,034,919	—	—	347,049
Real Estate	3,960,124	—	(15,000)	2,980	2,933		(370,341)	—	—	3,580,696
Mortgage-Backed Securities	334,813	598,660	—	67,006	(169,694	)†	144,699	—	—	975,484
Totals	$44,683,030	$57,926,534	$(31,811,075)	$70,448	$302,431		$5,259,149	$—	$—	$76,430,517

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2013:

	Ending Balance at 12/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
U.S. Government Agency Securities	$39,862,677	Interest Only Weighted Average Life Model	Security Price Reset	$12.36
Corporate Bonds & Notes	26,855,680	Benchmark Pricing	Security Price Reset	$71.45 - $109.91
	8,736,676	Third-Party Pricing Vendor	Single Broker Quote	$98.20 - $103.00
Mortgage-Backed Securities	975,484	Third-Party Pricing Vendor	Single Broker Quote	$26.00

* Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

† Paydown shortfall.

The net change in unrealized appreciation/depreciation of Level 3 investments held at December 31, 2013 was $(5,625,861).

Glossary:

AGM - insured by Assured Guaranty Municipal Corp.

£ - British Pound

CIFG - insured by CDC IXIS Financial Guaranty Services, Inc.

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CP - Certificates of Participation

€ - Euro

FGIC - insured by Financial Guaranty Insurance Co.

FRN - Floating Rate Note

GO - General Obligation Bond

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

NPFGC - insured by National Public Finance Guarantee Corp.

OTC - Over-the-Counter

Item 2. Controls and Procedures

(a)   The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)   There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)   Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO High Income Fund

By:	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: February 25, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: February 25, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: February 25, 2014